UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 18, 2025 (July 14, 2025)

SILVER PEGASUS ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-42743	98-1795957
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2445 Augustine Dr., STE 150

Santa Clara, CA 95054

(Address of principal executive offices, including zip code)

(408) 734-6022

Registrant’s telephone number, including area code:

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one Right	SPEGU	The Nasdaq Stock Market, LLC

Class A ordinary share, par value $0.0001 per share	SPEG	The Nasdaq Stock Market, LLC

Right - each right entitles the holder thereof to receive one-tenth (1/10) of one Class A ordinary share	SPEGR	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 14, 2025, the registration statement (File No. 333-284395), as amended (the “Registration Statement”), relating to the initial public offering (“IPO”) of Silver Pegasus Acquisitions Corp.  (the “Company”) was declared effective by the Securities and Exchange Commission (the “Commission”).

On July 16, 2025, the Company consummated the IPO, which consisted of 11,500,000 units (the “Units”), including the exercise in full by the underwriter of its option to purchase up to an additional 1,500,000 Units to cover over-allotments, at the offering price of $10.00. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (“Class A Shares”), and one right (each, a “right”), entitling the holder thereof to receive one-tenth (1/10) of one Class A Share upon the consummation of an initial business combination. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $115,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement relating to the IPO:

●	An Underwriting Agreement (the “Underwriting Agreement”), dated July 14, 2025, between the Company and Roth Capital Partners, LLC (“Roth”) as representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Rights Agreement, July 14, 2025, by and between the Company and Continental Stock Transfer & Trust Company (“CST”), as rights agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Class B.1 Warrant Agreement, dated July 14, 2025, by and between the Company and CST, as warrant agent, a copy of which is attached as Exhibit 4.2 hereto and incorporated herein by reference.

●	A Class B.2 Warrant Agreement, dated July 14, 2025, by and between the Company and CST, as warrant agent, a copy of which is attached as Exhibit 4.3 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated July 14, 2025, by and among the Company, Roth and certain security holders, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated July 14, 2025, by and among the Company, its officers, its directors and the Company’s sponsor, SilverLode Capital LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated July 14, 2025, by and between the Company and CST, as trustee, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	An Administrative Support Agreement, dated July 14, 2025, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	A Private Placement Class B.1 Warrant Purchase Agreement, dated July 14, 2025 (the “Sponsor B.1 Warrant Purchase Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5.1 hereto and incorporated herein by reference.

●	A Private Placement Class B.1 Warrant Purchase Agreement, dated July 14, 2025 (the “Roth B.1 Warrant Purchase Agreement”), by and between the Company and Roth, a copy of which is attached as Exhibit 10.5.2 hereto and incorporated herein by reference.

●	A Private Placement Class B.2 Warrant Purchase Agreement, dated July 14, 2025 (the “Sponsor B.2 Warrant Purchase Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company completed the private sale of an aggregate of 3,250,000 private placement warrants (the “Private Warrants ”), at a purchase price of $1.00 per Private Warrant, consisting of 2,250,000 Class B.1 Private Warrants and 1,000,000 Class B.2 Private Warrants, of which 1,000,000 Class B.1 Private Warrants and 1,000,000 Class B.2 Private Warrants were sold to the Sponsor and 1,250,000 Class B.1 Private Warrants were sold to Roth, generating gross proceeds to the Company of $3,250,000. The Company issued 30,000 Class A Shares to Roth as compensation in connection with the exercise in full of the over-allotment option (the “Roth Shares”). The issuance of the Private Warrants and the Roth Shares were made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On July 14, 2025, in connection with the IPO, the Company adopted its Second Amended and Restated Memorandum and Articles of Association. The Second Amended and Restated Memorandum and Articles of Association is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

Item 8.01. Other Events.

A total of $115,000,000 was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Company’s Second Amended and Restated Memorandum and Articles of Association (a) to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it does not complete its initial business combination within 18 months (the “Combination Period”) from the closing of the IPO or (b) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity and (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within the Combination Period, subject to applicable law.

On July 14, 2025, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On July 17, 2025, the Company issued a press release announcing the closing of the IPO and the exercise in full of the over-allotment option, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement between the Company and Roth Capital Partners, LLC, as representative of the several underwriters.

3.1	Second Amended and Restated Memorandum and Articles of Association.

4.1	Rights Agreement, dated July 14, 2025, by and between the Company and CST, as rights agent.

4.2	Class B.1 Warrant Agreement dated July 14, 2025, by and between the Company and CST, as warrant agent.

4.3	Class B.2 Warrant Agreement dated July 14, 2025, by and between the Company and CST, as warrant agent.

10.1	Registration Rights Agreement, dated July 14, 2025, by and among the Company, Roth and security holders.

10.2	Letter Agreement, dated July 14, 2025, by and among the Company, its officers, directors and the Sponsor.

10.3	Investment Management Trust Agreement, dated July 14, 2025, by and between the Company and CST, as trustee.

10.4	Administrative Support Agreement, dated July 14, 2025, by and between the Company and the Sponsor.

10.5.1	Sponsor Class B.1 Warrant Purchase Agreement, dated July 14, 2025, by and between the Company and the Sponsor.

10.5.2	Roth Class B.1 Warrant Purchase Agreement, dated July 14, 2025, by and between the Company and Roth Capital Partners, LLC.

10.6	Sponsor Class B.2 Warrant Purchase Agreement, dated July 14, 2025, by and between the Company and the Sponsor.

99.1	Press Release, dated July 14, 2025

99.2	Press Release, dated July 17, 2025

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVER PEGASUS ACQUISITION CORP.

	By:	/s/ Cesar Johnston
		Name:	Cesar Johnston
		Title:	Co-Chief Executive Officer

Dated: July 18, 2025

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